BlueLinx Q2 2022 Results August 3, 2022

Q2 2022 RESULTS | 2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this press release include statements about our multi-year capital allocation plans; confidence in the company’s long-term growth strategy; the demand outlook for construction materials and expectations regarding new home construction, repair and remodel activity and continued investment in existing and new homes; macro-economic factors including potential recession, inflation and deflation, mortgage rates, home equity value, credit profile of home buyer and growth metropolitan statistical areas; our positioning for long-term value creation and growth; our ability to optimize productivity; our efforts and ability to generate profitable growth; our ability to sustain financial performance and position; our efforts and ability to maintain a disciplined capital structure and capital allocation strategy; our ability to maintain a strong balance sheet and generate cash; our ability to achieve annualized financial projections and performance; our ability to reach and maintain normalized gross margin and EBITDA margin range; our ability to improve operating execution; our ability to achieve employee engagement; our ability to invest in organic growth initiatives; our ability to evaluate and execute on strategic acquisitions; our ability to meet liquidity goal; our ability to execute capital expenditures; express or implied valuations related to our stock; our ability to successfully execute the accelerated stock repurchase; whether or not the Company will continue, and the timing of, any open market repurchases. Forward-looking statements in this press release are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: pricing and product cost variability; volumes of product sold; competition; changes in the supply and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; potential acquisitions and the integration and completion of such acquisitions; business disruptions; effective inventory management relative to our sales volume or the prices of the products we produce; information technology security risks and business interruption risks; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, wars, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry; regulations concerning mandatory COVID-19 vaccines; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; variable interest rate risk under certain indebtedness; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; inability to successfully execute the ASR; a lowering or withdrawal of debt ratings; changes in our product mix; increases in petroleum prices; shareholder activism; changes in insurance-related deductible/retention reserves based on actual loss experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; changes in actuarial assumptions for our pension plan; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; the possibility that we could be the subject of securities class action litigation due to stock price volatility; activities of activist shareholders; indebtedness terms that limit our ability to pay dividends on common stock; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

Q2 2022 RESULTS | 3 Opening Remarks Dwight Gibson, President & CEO

Q2 2022 RESULTS | 4 A WHOLE NEW BLUE / executive summary Note: see appendix for reconciliations to all non-GAAP measures  Net sales of $2.5b…………………….up 9% year-over-year  Adjusted EBITDA of $314m…………….up 15% year-over-year  Adjusted EBITDA of $112m – third highest quarter ever  Generated operating cash of $101m – third highest quarter ever  Specialty product Q2 sales grew 17% year-over-year  Specialty comprised 64% of sales and >85% of gross profit  Increased share repurchase authorization to $100m  Entered a $60m accelerated share repurchase agreement  0.9x net leverage  $451m of liquidity – an all-time high  Delivered record first half profitability, with strong growth over 1H 2021  Delivered historically strong Q2, despite >50% declines in wood-based commodities  Advanced strategy to grow specialty products sales  On track to repurchase ~9% of outstanding shares in 2022  Maintained strong balance sheet

Q2 2022 RESULTS | 5 Q2 2022 RESULTS / specialty products growth and strong cash conversion  Net sales of $1.2b, down 5% year-over-year:  Specialty product sales increased 17% to $788m  Structural product sales decreased 29% to $452m due to wood-based commodity price deflation  Gross profit of $201m, down 20% year-over-year:  16.3% of net sales  Specialty product gross profit increased 9%  >85% of gross profit from specialty products  Diluted EPS of $7.48  Adjusted EBITDA of $112m, or 9.1% of sales  Generated operating cash of $101m, up 114% year-over-year:  Free Cash Flow of $97m, or 86% of adjusted EBITDA Specialty Products 89% Structural Products 11% Gross Profit by Product Category Note: see appendix for reconciliations to all non-GAAP measures Note: Structural products gross profit for Q2 2022 included a $9.8 million charge related to a lower of cost or net realizable value reserve; see appendix for details

Q2 2022 RESULTS | 6 $1,025 $1,308 $971 $973 $1,302 $1,239 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Sales 10.4% 12.7% 8.1% 11.5% 15.5% 9.1% Adj. EBITDA % QUARTERLY RESULTS / continued operational improvement and growth in specialty products BlueLinx productivity improvements:  Increased focus on specialty products  Disciplined pricing and purchasing  Rigorous structural inventory management:  Wood-based inventory reduced 64% since Q1 2020 55% 87% 11% 12% 27% (5%) sales growth vs. prior year period Note: reduction in wood-based inventory of 64% is based on footage and occurred from Q1 2020 to Q2 2022 Note: see appendix for reconciliations to all non-GAAP measures Six consecutive quarters of strong execution:  Average yoy sales growth of 31% per quarter  Average adjusted EBITDA margin of 11.2% per quarter  Reduced net leverage from 2.5x to 0.9x ~70% (Q3 2021) and >50% (Q2 2022) decline in wood-based commodity prices

Q2 2022 RESULTS | 7  Repair and remodel spend expected to maintain double-digit growth thru 1H23, per LIRA Index(1):  Home price appreciation and record home equity levels  Remote work flexibility  Average age of existing homes ~40 years old(2)  Home affordability has come under pressure:  Mortgage rates mid-5%, still below 40-year average(3)  Home price appreciation  Broad-based inflation  New home starts expected to normalize:  U.S. new home supply now at ~9 months(4)  Builders’ confidence down to 55, above the 20-year average(5)  Single-family housing starts expected to revert to 25-year average of ~1m new homes(6) U.S. HOUSING INDUSTRY / U.S. housing fundamentals slowing BLUELINX SALES BY END MARKET 45% 40% 15% New Homes Repair & Remodel Commercial Note: management’s estimate of 2019 sales by end market for two-step distribution of building materials (1) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (2) Source: American Community Survey completed in 2019 (3) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution.. (4) Source: U.S. Census Bureau. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built (5) Source: NAHB Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes (6) Source: . Historical data is U.S. Census Bureau; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution

Q2 2022 RESULTS | 8 *As of July 29, 2022 Supply/Cost Environment  Lumber and panel prices declined 57% and 52%, respectively, from peak pricing in mid-March to low-points in late-June  Continued increased labor rates and tight labor market  Higher input costs due to widespread inflation  Supply for specialty building products remained constrained with some signs of easing beginning to materialize in certain categories Average quarterly prices for framing lumber ($/MBF) and structural panels ($/MSF) (per RISI(1)): U.S. HOUSING INDUSTRY / wood-based commodity prices remained volatile $987 $1,243 $466 $702 $1,244 $797 $641 $1,003 $1,566 $766 $715 $1,232 $874 $685 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22* Framing Lumber Structural Panels (1) Source: Random Lengths, company analysis; Jul-22 data thru 7/29/22

Q2 2022 RESULTS | 9 Financial Review Kelly Janzen, Chief Financial Officer

Q2 2022 RESULTS | 10  Net sales decreased 5% to $1.2b:  Specialty sales grew 17%  Structural sales down 29%  Gross Margin of 16.3%, down 290 bps:  Due to impact of decline in wood-based commodity prices  Diluted EPS of $7.48:  Includes $0.33 per share benefit from lower share count related to share repurchases  Adjusted EBITDA of $112m:  Adjusted EBITDA margin of 9.1%  Free Cash Flow of $97m, up 113%:  +$51m vs prior year period  Net working capital reduced $69m sequentially:  Accounts receivable reduced $74m Note: All comparisons versus the prior-year period unless otherwise noted; see Appendix for reconciliations for all non-GAAP figures $ millions, except per share data Q2 2021 Q2 2022 Variance Net sales $1,308 $1,239 (5%) Gross Profit $251 $201 (20%) Gross Margin % 19.2% 16.3% (290 bps) Diluted Earnings Per Share $11.61 $7.48 (36%) Adjusted EBITDA $166 $112 (33%) Adjusted EBITDA % 12.7% 9.1% (360 bps) Free Cash Flow $45 $97 +113% Net Leverage 1.5x 0.9x (0.6x) SECOND QUARTER 2022 RESULTS / key metrics

Q2 2022 RESULTS | 11 Days Sales of Inventory (DSI) Number of Days Operating Working Capital Management(1) Dollars in millions Cash Cycle Days Number of Days(2)  Significant return on working capital, 58% for TTM Q2 2022  $38m sequential decrease in operating working capital due to $74m lower accounts receivable and higher accounts payable  Inventory build year over year and sequentially due to investment in higher value specialty products  Cash cycle days increased by 5 days over 1Q22 mainly attributable to higher DSI related to specialty 53 40 43 39 35 48 54 47 50 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Note: All comparisons versus the prior-year period unless otherwise noted; see Appendix for reconciliations for all non-GAAP figures (1) Operating working capital includes accounts receivable, inventory, accounts payable and cash on hand (2) Cash Cycle Days = Days Sales Outstanding plus Days Sales of Inventory less Days Payable Outstanding WORKING CAPITAL / continued significant return on working capital year over year 62 48 54 50 45 60 63 58 63 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 $431 $446 $471 $576 $636 $571 $733 $904 $866 0% 10% 20% 30% 40% 50% 60% 70% 80% $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Total Operating Working Capital Return on Working Capital

Q2 2022 RESULTS | 12 $449 $496 $499 $563 $675 $641 $641 $768 $788 17.3% 17.4% 17.4% 19.3% 24.4% 23.0% 21.9% 24.0% 22.9% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 ($ millions) GM Rate Net sales  Net sales grew 17%, or $113m:  Sales growth led by engineered wood, millwork, siding, and industrial  Disciplined, value-based pricing  Volume down modestly overall, increase in siding  Gross Profit of $180m, up 9%:  Disciplined, value-based pricing  Gross margin of 22.9%, down 150 bps:  Primarily due to price volatility related to specialty treated lumber and panels Q2 year-over-year analysis SPECIALTY PRODUCTS Q2 2022 RESULTS / sales grew 17% with gross profit up 9%

Q2 2022 RESULTS | 13 ($ millions) $250 $375 $367 $462 $633 $330 $331 $534 $452 9.3% 19.6% 10.2% 15.5% 13.6% 1.7% 16.1% 20.0% 4.7% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 GM Rate Net sales  Net sales decreased 29%, or $181m:  Reflects year-over-year deflation in wood- based commodity prices:  36% decrease in average price of lumber  44% decrease in average price of panels  Volume down slightly consistent with strategy  Gross Profit of $21m, down 75%:  Includes ($9.8m) lower of cost or net realizable value reserve  Gross margin of 4.7%, down 890 bps:  Reflects wood-based commodity deflation and the ($9.8m) lower of cost or net realizable value reserve  Excluding the reserve, adjusted gross margin was 6.9% Q2 year-over-year analysis STRUCTURAL PRODUCTS Q2 2022 RESULTS / sales and profit impacted by commodity deflation Note: see appendix for reconciliations to all non-GAAP measures

Q2 2022 RESULTS | 14 BALANCE SHEET / strong financial position to support value creation Note: see appendix for reconciliations to all non-GAAP measures  At the end of Q2 2022:  Net leverage at 0.9x  Net debt at $466m  Available liquidity of $451m  Targeting +$30m of capex in 2022 ($7m completed in 1H 2022)  No material debt maturities until 2029 $273 $279 $271 $322 $320 $69 $300 2Q20 2Q21 2Q22 Finance Leases Revolver Term Loan Senior Notes $664 ($ millions) $600 $571 Gross Debt Structure $350 $300 2022 2023 2024 2025 2026 2027 2028 2029 ABL @ ~2% $300m Senior Notes @ 6% undrawn revolver Debt Maturity Schedule Note: debt maturity schedule does not include finance lease obligations 9.2x 3.5x 1.5x 0.9x 0.9x 2019 2020 2Q21 1Q22 2Q22 Net Leverage

Q2 2022 RESULTS | 15 INVEST IN THE BUSINESS STRATEGIC ACQUISITIONS SHARE REPURCHASES OPERATING CASH FLOW GUIDING PRINCIPLES  Maintain strong balance sheet and financial stability  Long-term net leverage could increase to at or around 3.0x when considering growth  Invest in business through economic cycles  Acquisitions aligned to strategy  Opportunistic share repurchases FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION CAPITAL ALLOCATION FRAMEWORK / disciplined approach to drive value creation

Q2 2022 RESULTS | 16 Executive Summary Dwight Gibson, President and CEO

A WHOLE NEW BLUE / a compelling investment

1 Attractive market

- >$40b addressable market
- 5%+ long-term growth rate
- Fragmented competition

2 BlueLinx is well positioned to grow

- ~10% market share
- Growing with best customers
- Strong financial position

3 Leveraging growth

- Optimizing productivity
- Infusing capabilities
- Driving performance

BlueLinx: A Whole New Blue

Delighting Customers, Elite Execution, Performance Driven

Source: Estimated 2021 and market growth CAGR based on Principia Consulting, LLC

BlueLinx

Q2 2022 RESULTS | 17

Q2 2022 RESULTS | 18 A WHOLE NEW BLUE / North America’s Preeminent Building Products Distributor Accelerating Growth Accelerating growth with our best customers and our best specialty products Optimizing Productivity Optimizing productivity thru distribution center optimization and procurement excellence Driving Performance Building an extraordinary team, creating a performance-based culture Creating Value Creating value thru profitable growth and disciplined capital allocation North America’s Preeminent Building Products Distributor

Q2 2022 RESULTS | 19  1H 2022 strongest first half on record:  Net sales of $2.5b, up 9% year-over-year  Adjusted EBITDA of $314m, up 15% year-over-year  Operating cash of $103m, up ~5x year-over-year  Closely monitoring the macro-economic environment and US housing industry  Focused on accelerating growth in specialty products, optimizing productivity and driving world-class performance A WHOLE NEW BLUE / executive summary

Q2 2022 RESULTS | 20 Appendix

Q2 2022 RESULTS | 21 BlueLinx reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this news release. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Adjusted EBITDA and Adjusted EBITDA Margin %. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDAmeasure when reporting their results. We determine our Adjusted EBITDA Margin %, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Our Adjusted EBITDA and Adjusted EBITDA Margin % are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin %, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. These non-GAAPmeasures are reconciled in the “Reconciliation of Non-GAAPMeasurements” table later in this release. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow is not a presentation made in accordance with GAAP and is not intended to present a superior measure of financial condition from those determined under GAAP. Free cash flow, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAP measure is reconciled in the “Reconciliation of Non-GAAPMeasurements” table later in this release. Net Debt and Net Leverage Ratio. BlueLinx calculates net debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under financing leases, less cash and cash equivalents. We believe that net debt is useful to investors because our management reviews our net debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our overall net leverage ratio by dividing our net debt by trailing twelve-month Adjusted EBITDA. We believe that this ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. In addition, the ratio is a measure that is frequently used by investors and creditors. Our net debt and overall net leverage ratio are not presentations made in accordance with GAAP and are not intended to present a superior measure of our financial condition frommeasures and ratios determined under GAAP. In addition, our net debt and overall net leverage ratio, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. This non-GAAPmeasure is reconciled in the “Reconciliation of Non-GAAPMeasurements” table later in this presentation. Non-GAAP Measures

Q2 2022 RESULTS | 22 MACRO TRENDS / key indicators remain solid despite rising interest rates Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands (1) 25-year average $0 $100 $200 $300 $400 $500 1Q 0 0 1Q 0 1 1Q 0 2 1Q 0 3 1Q 0 4 1Q 0 5 1Q 0 6 1Q 0 7 1Q 0 8 1Q 0 9 1Q 10 1Q 11 1Q 12 1Q 13 1Q 14 1Q 15 1Q 16 1Q 17 1Q 18 1Q 19 1Q 20 1Q 21 1Q 22 1Q 23 … LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions (3) Total U.S. Monthly Supply of New Houses Months of inventory (2) 30 Year Fixed Mortgage Rates As of June 2022 (4) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 19 8 0 19 8 2 19 8 4 19 8 6 19 8 8 19 9 0 19 9 2 19 9 4 19 9 6 19 9 8 20 0 0 20 0 2 20 0 4 20 0 6 20 0 8 20 10 20 12 20 14 20 16 20 18 20 20 20 22 P 20 24 P (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: U.S. Census Bureau. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built. (3) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (4) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. Remodeling spend expected to maintain double-digit growth into 2023 mortgage rates expected to remain below historical averages 0 2 4 6 8 10 12 14 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 ~9 months of home inventory - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 20 0 0 20 0 1 20 0 2 20 0 3 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 E 20 23 E 20 24 E 20 25 E starts expected to remain around 25-year average and 2x 2009-2011 levels

Q2 2022 RESULTS | 23 MACRO TRENDS / shift to hybrid work and record levels of home equity support home investment $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 19 8 0 -… 19 8 1- … 19 8 3- … 19 8 4 -… 19 8 6 -… 19 8 7- … 19 8 9 -… 19 9 0 -… 19 9 2- … 19 9 3- … 19 9 5- … 19 9 6- … 19 9 8 -… 19 9 9- … 20 0 1- … 20 0 2- … 20 0 4 -… 20 0 5- … 20 0 7- … 20 0 8 -… 20 10 -… 20 11 -… 20 13 -… 20 14 -… 20 16 -… 20 17 -… 20 19 -… 20 20 -… 20 22 -… Household Owners’ Equity Levels in Real Estate Dollars in billions (1) (1) Source: Historical data is Board of Governors of the Federal Reserve System (US), Households; Owners' Equity in Real Estate, Level [OEHRENWBSHNO], retrieved from FRED, Federal Reserve Bank of St. Louis Hybrid/work from home Fully on-site record levels of home equity

Q2 2022 RESULTS | 24 Framing Lumber Composite Index As of July 2022(1) Structural Panel Composite Index As of July 2022(2)  Prices declined throughout 2Q22  Lumber and panels prices averaged ~$797/MBF and ~$874/MSF in 2Q22  As of 7/29/22, average Jul-22 pricing was $641/MBF for lumber and $685/MSF for panels  Jul-22 average lumber and panels pricing was lower than 2Q22 average pricing by 20% and 22%, respectively - 200 400 600 800 1,000 1,200 1,400 1,600 Ja n -1 5 M ar -1 5 M ay -1 5 Ju l- 15 S ep -1 5 N o v- 15 Ja n -1 6 M ar -1 6 M ay -1 6 Ju l- 16 S ep -1 6 N o v- 16 Ja n -1 7 M ar -1 7 M ay -1 7 Ju l- 17 S ep -1 7 N o v- 17 Ja n -1 8 M ar -1 8 M ay -1 8 Ju l- 18 S ep -1 8 N o v- 18 Ja n -1 9 M ar -1 9 M ay -1 9 Ju l- 19 S ep -1 9 N o v- 19 Ja n -2 0 M ar -2 0 M ay -2 0 Ju l- 20 S ep -2 0 N o v- 20 Ja n -2 1 M ar -2 1 M ay -2 1 Ju l- 21 S ep -2 1 N o v- 21 Ja n -2 2 M ar -2 2 M ay -2 2 Ju l- 22 Index Price TTM Avg. Index Price - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Ja n -1 5 M ar -1 5 M ay -1 5 Ju l- 15 S ep -1 5 N o v- 15 Ja n -1 6 M ar -1 6 M ay -1 6 Ju l- 16 S ep -1 6 N o v- 16 Ja n -1 7 M ar -1 7 M ay -1 7 Ju l- 17 S ep -1 7 N o v- 17 Ja n -1 8 M ar -1 8 M ay -1 8 Ju l- 18 S ep -1 8 N o v- 18 Ja n -1 9 M ar -1 9 M ay -1 9 Ju l- 19 S ep -1 9 N o v- 19 Ja n -2 0 M ar -2 0 M ay -2 0 Ju l- 20 S ep -2 0 N o v- 20 Ja n -2 1 M ar -2 1 M ay -2 1 Ju l- 21 S ep -2 1 N o v- 21 Ja n -2 2 M ar -2 2 M ay -2 2 Ju l- 22 Index Price TTM Avg. Index Price Jul-22 framing lumber prices are 8% higher than the 5-year average and 21% below the TTM rolling average Jul-22 structural panel prices are 9% above the 5-year average and 21% below to the TTM rolling average (1) Source: Random Lengths, company analysis; Jul-22 data thru 7/29/22 (2) Source: Random Lengths; company analysis; Jul-22 data thru 7/29/22 WOOD-BASED COMMODITY PRICE TRENDS / wood-based commodity markets remain volatile

Q2 2022 RESULTS | 25 Non-GAAP Reconciliation / Supplementary Financial Information Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q4 2020 – Q2 2022 In millions where dollars are presented

Q2 2022 RESULTS | 26 Non-GAAP Reconciliation / Supplementary Financial Information Adjusted EBITDA reconciliation by fiscal quarter, Q4 2020 – Q2 2022 In millions

Q2 2022 RESULTS | 27 Non-GAAP Reconciliation / Supplementary Financial Information Structural gross margin %, excluding lower of cost or net realizable value reserve, Q2 2022 and Q2 2021 In millions where dollars are presented

Q2 2022 RESULTS | 28 Non-GAAP Reconciliation / Supplementary Financial Information Free cash flow for second quarter ended 2022 In millions where dollars are presented

Q2 2022 RESULTS | 29 Non-GAAP Reconciliation / Supplementary Financial Information Working capital by fiscal quarter, Q1 2020 – Q2 2022 In millions where dollars are presented Cash investments in property, plant, and equipment (CAPEX) for three months ended March 2022 and June 2022 In millions where dollars are presented

Q2 2022 RESULTS | 30 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal June 2022 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

Q2 2022 RESULTS | 31 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal March 2022 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

Q2 2022 RESULTS | 32 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal June 2021 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

Q2 2022 RESULTS | 33 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal December 2020 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented

Q2 2022 RESULTS | 34 Non-GAAP Reconciliation / Supplementary Financial Information Net leverage ratio for the trailing twelve months ended fiscal December 2019 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented